                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 DEPOMED, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 DEPOMED, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 18, 1998

TO THE SHAREHOLDERS OF DEPOMED, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DepoMed, Inc., a California corporation (the "Company"), will be held on Thursday, June 18, 1998 at 9:30 a.m., local time, at 366 Lakeside Drive, Foster City, California for the following purposes:

  1. To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

  2. To approve an amendment to the 1995 Stock Option Plan of DepoMed, Inc. (the "Plan") to increase the number of shares reserved for issuance under the Plan.

  3. To approve an amendment to the Plan to limit the number of shares that may be granted to any participant in any one-year period.

  4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on April 21, 1998 (the "Record Date") are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                          By Order of the Board of Directors

                                          Julian N. Stern
                                          Secretary

Foster City, California
May 8, 1998


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                 DEPOMED, INC.

                               ----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

  The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of DepoMed, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Thursday, June 18, 1998 at 9:30 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices at 366 Lakeside Drive, Foster City, California 94404. The telephone number at that address is (650) 513-0990.

  These proxy solicitation materials were mailed on or about May 8, 1998 to all shareholders entitled to vote at the Annual Meeting.

                INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

  Shareholders of record at the close of business on April 21, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, approximately 6,463,438 shares of the Company's Common Stock, no par value per share (the "Common Stock"), were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

VOTING AND SOLICITATION

  Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting.

  A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the Annual Meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of shares held by such shareholder and to distribute those votes among the nominees as the shareholder may choose.

  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.

QUORUM; ABSTENTIONS, AND BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purposes of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                             ELECTION OF DIRECTORS

NOMINEES

  The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board will be reduced from seven to five members effective as of the date of the Annual Meeting. Five directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. All of the nominees named below are presently directors of the Company and were elected to their present term by the shareholders of the Company, except for Mr. Burrill and Dr. Thompson, who were elected by the Board. Two current members of the Board, Mr. Judson A. Cooper and Dr. Joshua Schein, have informed the Company that they will not stand for reelection. The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

  The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until his successor has been elected and qualified.

  The name of and certain other information regarding each nominee is set forth in the table below.

                                                                       DIRECTOR
         NAME OF NOMINEE         AGE       PRINCIPAL OCCUPATION         SINCE
         ---------------         ---       --------------------        --------
                                     Chairman of the Board and Chief
 John W. Shell, Ph.D. ..........  73 Scientific Officer                  1995
                                     Director, President and Chief
 John W. Fara, Ph.D. ...........  55 Executive Officer                   1995
                                     Director and Vice President,
 John N. Shell..................  44 Operations                          1995
                                     Chief Executive Officer,
 G. Steven Burrill..............  53 Burrill & Company                   1997
 W. Leigh Thompson, M.D.,            Founder, Profound Quality
  Ph.D. ........................  59 Resources, Inc.                     1998

  Mr. John N. Shell is Dr. Shell's son. There is no other family relationship between any of the directors or executive officers of the Company. The Articles of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the California General Corporation Law.

  John W. Shell, Ph.D., has served as Chairman of the Board of Directors of the Company since its inception in August 1995, and served as the Company's President and Chief Executive Officer from May 1995 to December 1996, when he became the Company's Chief Scientific Officer. Dr. Shell founded DepoMed Systems, Inc. ("DSI") in 1991, and served as its Chairman and Chief Executive Officer until its merger with M6 Pharmaceuticals, Inc. ("M6") in 1994, and served as President of the DepoMed Division of M6 from March 1994 until May 1995. Prior to founding DSI, from 1987 until 1990 he was Vice President for Research at Johnson & Johnson's IOLAB division. His experience also includes eight years as a Senior Research Scientist at the Upjohn Company, six years as Director of Research for Allergan Pharmaceuticals and fifteen years with ALZA Corporation ("ALZA") dating from its founding in 1968. Dr. Shell served as Vice President of the pharmaceutical division and later as Vice President for Business Development for ALZA. Dr. Shell received B.A., B.S. and Ph.D degrees from the University of Colorado.

  John W. Fara, Ph.D., has served as a director of the Company since November 1995 and as its President and Chief Executive Officer since December 1996. From February 1990 to June 1996 he was President and Chief Executive Officer of Anergen, Inc., a biotechnology company. Prior to February 1990 he was President of Prototek, Inc., a biotechnology company ("Prototek"). Prior to his tenure at Prototek, he was Director of Biomedical Research and then Vice President of Business Development during ten years with ALZA. Dr. Fara received a B.S. from the University of Wisconsin and a Ph.D. from the University of California, Los Angeles.

  John N. Shell has served as a director of the Company since its inception in August 1995 and Director of Operations for the Company until December 1996, when he was named Vice President, Operations. From May 1994 to August 1995, Mr. Shell served in a similar capacity at the DepoMed Division of M6. Prior to 1994, Mr. Shell served as Materials Manager for Ebara International Corporation, a multi-national semiconductor equipment manufacturer, as Materials Manager for ILC Technology, an electro-optics and electronics manufacturer, and worked in the process and project engineering departments at ALZA. Mr. Shell received his B.A. from the University of California, Berkeley.

  G. Steven Burrill has served as a director of the Company since August 1997. He founded and has served as Chief Executive Officer of Burrill & Company, a private merchant bank, since January 1997, and its predecessor firm, Burrill & Craves, since 1994. Prior to that Mr. Burrill served for 28 years with Ernst & Young LLP as a partner and as International Chairman of the firm's Manufacturing/High Technology Industry Practice. Mr. Burrill is also a director of Maxim Pharmaceuticals, Inc.

  W. Leigh Thompson, M.D., Ph.D., has served as a director of the Company since January 1998. Dr. Thompson founded Profound Quality Resources, Inc., a private healthcare consulting firm, in 1995 to provide consulting services to health institutions and manufacturers worldwide. He worked at Eli Lilly and Company from 1982 to 1994, holding several executive positions including Executive Vice President of Lilly Research Laboratories and Chief Scientific Officer. Dr. Thompson serves as a director of GeneMedicine, Inc., Chrysalis International Corporation (formerly DNX Corporation), Guilford Pharmaceuticals, Inc., Orphan Medical, Inc., La Jolla Pharmaceutical Company, Ophidian Pharmaceuticals, Inc., and PenWest Pharmaceuticals Co.

REQUIRED VOTE

  The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

             THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                THE ELECTION OF EACH OF THE NOMINATED DIRECTORS

BOARD MEETINGS AND COMMITTEES

  The Board held a total of nine meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75 percent of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served. The Board has an Audit Committee but has no Nominating Committee or Compensation Committee.

  The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The Audit Committee was composed of Dr. Joshua Schein and Mr. Judson A. Cooper during fiscal 1997, and held no meetings during fiscal 1997. In January 1998, Dr. Thompson and Mr. Burrill were appointed as the members of the Audit Committee.

COMPENSATION OF DIRECTORS

  Directors do not currently receive any cash compensation from the Company for their services as members of the Board, although they are reimbursed for certain expenses in connection with their attendance at meetings of the Board. Upon his election to the Board in August 1997, Mr. Burrill received an option to purchase 10,000 shares of Common Stock at an exercise price of $5.40 per share and in December 1997, he received an option to purchase 10,000 shares of Common Stock at an exercise price of $3.75 per share. In connection with his appointment to the Board in January 1998, Dr. Thompson received an option to purchase 20,000 shares of Common Stock at an exercise price of $3.75 per share.

                                  MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding beneficial ownership of the Common Stock as of the Record Date (i) by each person who is known by the Company to own beneficially more than 5 percent of the Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's executive officers named in the Summary Compensation Table below under the caption "Executive Compensation" and (iv) by all directors and executive officers as a group.

                                                        NUMBER OF    PERCENTAGE
                                                          SHARES     OF SHARES
                                                       BENEFICIALLY BENEFICIALLY
NAME OF BENEFICIAL OWNER                                OWNED (1)    OWNED (1)
------------------------                               ------------ ------------
CSO Ventures LLC (2)..................................  1,196,491       18.5%
White Rock Capital, Inc.(3)...........................    518,000        8.0
Paramount Capital Asset Management (4)................    425,300        6.6
Cygnus, Inc. (5)......................................    400,000        6.2
John W. Shell (6).....................................  1,566,676       24.2
John N. Shell (7).....................................    508,680        7.9
John W. Fara (8)......................................     63,203        1.0
John F. Hamilton (9)..................................     25,218          *
G. Steven Burrill (10)................................      4,435          *
Judson A. Cooper (11).................................  1,196,491       18.5
Joshua Schein (11)....................................  1,196,491       18.5
W. Leigh Thompson ....................................        --         --
All directors and executive officers
 as a group (8 persons) (12)..........................  3,364,703      51.3%

--------
  *  Less than one percent.

 (1) This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders and other third party sources. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown. Percentage of ownership is based on 6,463,438 shares of Common Stock outstanding as of April 21, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares. Shares of Common Stock subject to outstanding options are deemed outstanding for computing the percentage of ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) CSO Ventures LLC ("CSO") has informed the Company that 299,122 shares are held on behalf of Richard B. Stone. Mr. Stone's address is 135 East 57th Street, New York, New York 10022. CSO's address is 420 Lexington Avenue, Suite 616, New York, New York 10170. The principals of CSO are Judson Cooper, Joshua Schein and Steven Oliviera.

 (3) All of these shares are reported beneficially owned by each of the following: Thomas U. Barton, Joseph U. Barton, White Rock Capital, Inc. and White Rock Capital Management, L.P. ("White Rock Management"). Thomas
     U. Barton, Joseph U. Barton and White Rock Capital, Inc. report shared voting and dispositive power with respect to all of these shares. White Rock Management reports shared voting and dispositive power with respect to 506,750 of these shares and sole voting and dispositive power with respect to 11,250 of these shares. White Rock Partners, L.P. ("White Rock Partners") reports sole voting and dispositive power over 85,500 of these shares. Thomas U. Barton and Joseph U. Barton are the shareholders of White Rock Capital, Inc., which is the general partner of White Rock Management, which is in turn the general partner of White Rock Partners. White Rock Capital, Inc.'s address is 3131 Turtle Creek Blvd., Suite 800, Dallas, Texas 75219.

 (4) These shares are reported beneficially owned by one or more managed accounts which are owned by Paramount Capital Asset Management, Inc. ("Paramount Capital"). Dr. Lindsay A. Rosenwald is the sole shareholder of Paramount Capital. Paramount Capital's address is 787 7th Ave., New York, New York 10019.

 (5) These shares are being held by Dr. John W. Shell for delivery to Cygnus, Inc., formerly Cygnus Therapeutics Systems ("Cygnus") if certain conditions are met, including the timely tender for cancellation of certificates representing shares of M6 held by Cygnus. Cygnus, Inc.'s address is 400 Penobscot Drive, Redwood City, California 94063.

 (6) Includes 400,000 shares of Common Stock held on behalf of Cygnus, of which Dr. Shell disclaims beneficial ownership. See footnote 5.

 (7) Includes 8,680 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of April 21, 1998.

 (8) Includes 63,193 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of April 21, 1998.

 (9) Includes 16,875 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of April 21, 1998.

(10) Represents shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of April 21, 1998.

(11) Represents shares beneficially owned by CSO, of which Mr. Cooper and Dr. Schein disclaim beneficial ownership.

(12) Includes 93,183 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of April 21, 1998. Also includes 1,196,491 shares owned by CSO, of which Mr. Cooper and Dr. Schein disclaim beneficial ownership, and 400,000 shares held by Dr. John
     W. Shell on behalf of Cygnus, of which Dr. Shell disclaims beneficial ownership.

EXECUTIVE COMPENSATION

  The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer ("CEO") and each of the Company's other executive officers who earned at least $100,000 during fiscal 1997 (collectively, the "Named Executive Officers") for services in all capacities as officers of the Company during fiscal years 1996 and 1997. None of the Named Executive Officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

                          SUMMARY COMPENSATION TABLE

                                               ANNUAL
                                            COMPENSATION           LONG-TERM
                                         ---------------------    COMPENSATION     ALL OTHER
NAME AND PRINCIPAL POSITION  FISCAL YEAR SALARY($)    BONUS($)     OPTIONS(#)  COMPENSATION($)(1)
---------------------------  ----------- ---------    --------    ------------ ------------------
John W. Fara, Ph.D. ....        1997     $181,916     $100,000(3)   250,000           $380
 President, Chief
  Executive                     1996       21,917(4)       --        83,333            --
 Officer and Director(2)
John W. Shell, Ph.D. ...        1997      185,000          --           --             735
 Chairman and Chief             1996      185,000          --           --             --
 Scientific Officer (5)
John F. Hamilton........        1997      119,792          --        90,000            231
 Vice President and
 Chief Financial Officer
  (6)

--------
(1) Represents payments of term life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(2) Dr. Fara became President and Chief Executive Officer of the Company in December 1996. Dr. Fara devoted 40% of his time to the Company until February 1997, when he assumed his duties on a full-time basis.

(3) One-time bonus payment made by the Company in connection with Company's initial public offering.

(4) Includes $15,750 that Dr. Fara received in connection with services performed as consultant to the Company prior to his appointment as President and Chief Executive Officer.

(5) Dr. Shell served as President and Chief Executive Officer of the Company until December 1996.

(6) Mr. Hamilton became the Chief Financial Officer of the Company in January 1997. Compensation is for partial year.

  The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1997 to the Named Executive Officers. Since inception, the Company has not granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANTS(1)
                         -------------------------------------------
                                                                         POTENTIAL
                                                                      REALIZABLE VALUE
                                     % OF TOTAL                      AT ASSUMED ANNUAL
                                      OPTIONS                          RATES OF STOCK
                                     GRANTED TO                      PRICE APPRECIATION
                                     EMPLOYEES  EXERCISE             FOR OPTION TERM(2)
                           OPTIONS   IN FISCAL    PRICE   EXPIRATION ------------------
NAME                     GRANTED (#)  YEAR(3)   ($/SH)(4)    DATE     5% ($)   10% ($)
----                     ----------- ---------- --------- ---------- -------- ---------
John W. Fara, Ph.D. ....    66,667      16.2%     $3.00     4/10/07  $125,780 $ 318,750
                           183,333      44.4       3.75    12/11/07   432,364 1,095,696
John W. Shell, Ph.D. ...       --        --         --          --        --        --
John F. Hamilton........    30,000       7.3%      3.00     1/16/07    56,601   143,437
                            25,000       6.1       5.25     6/16/07    82,542   209,179
                            35,000       8.5       3.75    12/11/07    82,542   209,179

--------
(1) The options reflected in this table were all granted under the Company's 1995 Stock Option Plan (the "Plan"). The date of grant is 10 years prior to the expiration date listed.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(3) Based on an aggregate of 412,499 options granted to employees of the Company in fiscal 1997.

(4) Exercise price is the fair market value on the date of grant as determined in accordance with the Plan.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

  The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31, 1997 by the Named Executive Officers. Value of unexercised options is considered to be the difference between exercise price and market price of $4.25 per share on December 31, 1997. No options were exercised by the Named Executive Officers during fiscal 1997.

                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                              OPTIONS AT DECEMBER 31,   IN-THE-MONEY OPTIONS AT
                                       1997                DECEMBER 31, 1997
                             ------------------------- -------------------------
NAME                         EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                         ----------- ------------- ----------- -------------
John W. Fara, Ph.D..........   32,985       317,015     $117,531     $405,969
John W. Shell, Ph.D.........      --            --           --           --
John F. Hamilton............      --         90,000          --        55,000

  The Company did not make any awards during the fiscal year ended December 31, 1997 to any of the Named Executive Officers under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.

EMPLOYMENT AGREEMENTS

  In February 1997, the Company entered into two-year employment agreements with John W. Fara and John W. Shell. Pursuant to these agreements, Drs. Fara and Shell each receive an annual base salary of $185,000. Dr. Fara's agreement provides for him to receive his salary and benefits for the remainder of the two-year term of the agreement in the event of his termination without cause (as defined in the agreement) or in the event of his involuntary termination following a change in control (as defined in the agreement). Dr. Shell's employment agreement provides that either party may terminate employment at any time upon 90 days written notice. Each employment agreement provides that the employee will not disclose confidential information of the Company during and after employment and will not compete with the Company during the term of employment with the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In March 1994, DepoMed Systems, Inc. ("DSI") a company founded and principally owned by Dr. John W. Shell was merged into M6 Pharmaceuticals, Inc. ("M6"). In July 1995 DSI and Dr. Shell instituted an action against M6 relating to the merger and related events. In August 1995, pursuant to a settlement agreement (the "Settlement Agreement") between DSI and Dr. Shell, on the one hand, and M6, on the other hand, M6 transferred all of the intellectual property and other technology assets of DSI to the Company, and the Company assumed certain liabilities related thereto. Pursuant to the terms of the Settlement Agreement, the Company assumed two promissory notes issued to Dr. Shell by DSI in December 1992 and December 1993 for the aggregate principal amount of $100,667 (the "DSI Notes"). In November 1996, the Company issued a promissory note to Dr. Shell (the "1996 Note" and together with the DSI Notes the "Shell Notes") for the principal amount of $50,000. The Shell Notes bore interest at 6% per annum. The Shell Notes were repaid with proceeds from the Company's initial public offering. Pursuant to the terms of the Settlement Agreement, the Company assumed promissory notes (the "Stern Notes") issued to Julian N. Stern, Secretary of the Company, by DSI. The Stern Notes were repaid with proceeds from the Company's initial public offering.

  In February 1997, the Company sold 8,333 shares of Series B Preferred Stock to John F. Hamilton, the Company's Chief Financial Officer, in connection with a private placement.

  In March 1997, the Company entered into a consulting agreement with CSO which provided for business development, operations and financial advisory services to be performed by CSO for an annual fee of $120,000. The agreement was terminated by the Company in February 1998.

  In September 1997, the Company entered into an agreement with Burrill & Company, a private merchant bank pursuant to which Burrill & Company is to provide assistance in the development of strategic partnerships with pharmaceutical and biotechnology companies. Compensation under this agreement includes a 7% fee in cash or stock based upon the value of any successful transaction with which Burrill & Company is principally involved for the Company, plus a retainer of $10,000 per month and out of pocket expenses associated with its activities on behalf of the Company. In fiscal 1997, the Company paid Burrill & Company $40,396 pursuant to such agreement. Mr. Burrill, a director of the Company, is the Chief Executive Officer of Burrill & Company.

  An agreement was entered into between the Company and John W. Fara at the time he was appointed President and Chief Executive Officer, which provided for Dr. Fara to receive an incentive bonus equal to the greater of 1% of the proceeds of the Company's initial public offering of securities or $100,000, payable upon the completion of such offering. Pursuant to that agreement, Dr. Fara received a bonus of $100,000 in November 1997.

  In February 1998, the Company issued and sold 1,000,000 shares of its Common Stock for $8.00 per share in a private placement to certain accredited investors. Pursuant to such transactions, White Rock Capital, Inc. and Paramount Capital Asset Management became holders of 5% or more of the outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

  The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16(a) Filing requirements applicable to its officers, directors or ten percent shareholders were complied with, except that Dr. Fara, Dr. Shell, Mr. Hamilton and Mr. Shell each failed to timely file one Form 4.

         AMENDMENT TO THE 1995 STOCK OPTION PLAN INCREASING THE NUMBER
                  OF SHARES RESERVED FOR ISSUANCE THEREUNDER

BACKGROUND

  The Company adopted the 1995 Stock Option Plan (the "Plan") in September 1995. The Plan provides for the granting of options to officers, directors, selected employees and consultants. The Plan is currently administered by the Board.

  Increase in Number of Shares Authorized for Issuance. The Board has approved, subject to shareholder approval, an amendment to the Plan increasing the aggregate number of shares reserved for issuance thereunder by 333,333, from 666,667 to 1,000,000, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees and consultants of the Company. The Board believes that increasing the number of shares reserved for issuance under the Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

  Limit on Number of Shares. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in August 1993, limits the deductibility by public companies of compensation in excess of $1 million per year (subject to some exemptions) paid to certain executive officers. As the limit applies in the year in which the compensation is paid, it could apply to income derived from the exercise of certain stock options, measured by the spread between the exercise price and the fair market value at the time the option is exercised.

  "Performance-based" compensation is excluded from compensation counted toward the $1 million deduction limit if certain conditions are met. Compensation resulting from the exercise of stock options will be treated as "performance-based" and excluded from the limit on deductibility if among other things, the plan under which the options are granted specifies limits on the number of shares issuable to any participant in any one year under the plan and these limits are approved by the issuer's shareholders.

  In order to exclude from the $1 million deduction limit compensation resulting from the exercise of options granted under the Plan, the Board adopted, subject to shareholder approval, an amendment to the Plan to limit the number of shares with respect to which options may be granted to no more than 500,000 shares to any one participant in any one-year period.

DESCRIPTION OF THE PLAN

  The purpose of the Plan is to attract, retain and motivate officers, key employees, consultants and directors of the Company by giving them the opportunity to acquire stock ownership in the Company. The Plan provides for the granting to employees of the Company (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and for the grant of nonstatutory stock options ("NSOs") to employees, consultants and nonemployee directors of the Company. To the extent an optionee would have the right in any calendar year to exercise for the first time ISOs for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the grant date) in excess of $100,000, any such excess options shall be automatically converted to NSOs.

  The Plan is administered by the Board or a committee thereof (the "Administrator"). The Administrator determines the type and terms of options granted under the Plan, including the number of shares covered, exercise price, term and condition for exercise of the option. The exercise price of all stock options granted under the Plan must be at least 100% of the fair market value of the Common Stock of the Company on the grant date. The term of an ISO may not exceed ten years from the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted shall be at least 110% of the fair market value of the Common Stock on the grant date and the term of such option may not exceed five years. Payment of the exercise price may be in cash, check, or, at the discretion of the Administrator, by promissory notes or shares of stock held by the optionee, or a combination thereof.

  No option may be transferred by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order ("QDRO"). During the lifetime of an optionee, only the optionee (or the optionee's spouse pursuant to a QDRO) may exercise an option. An option shall be exercisable on or after each vesting date in accordance with the terms set forth in the option agreement; provided, however, that the right to exercise an option must vest at the rate of at least 20% per year over five years from the grant date. In the event of a change in control of the Company all outstanding options will become fully vested.

  In the event of certain changes in control of the Company or a sale of substantially all its assets, the Administrator may cancel each outstanding option upon payment in cash to the optionee of the amount by which any cash and any other property which the optionee would have received for the shares of stock covered by the vested portion of the option exceeds the exercise price of the option. The Board may amend, alter, suspend, or discontinue the Plan as long as such action does not adversely affect any outstanding option except to conform the Plan or any ISOs granted thereunder to the requirements of federal or other tax laws relating to incentive stock option plans. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) where otherwise deemed advisable by the Board. If not terminated earlier, the Plan will terminate in 2005.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  THE FOLLOWING SUMMARY OF FEDERAL TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

  Incentive Stock Options. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture."

  If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long term capital gain (and will be taxed at certain lower rates if held for longer periods). Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, is "long term" gain if the shares have been held more than one year as of the date of sale, and is entitled to certain lower rates if held for longer periods. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock sold in the Disqualifying Disposition had been acquired subject to a "substantial risk of forfeiture," the optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses unless the optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election"). If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

  If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

  The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

  Nonstatutory Stock Options. An optionee is not taxable upon the award of a NSO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files a Section 83(b) Election with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse; in addition, the optionee's holding period will begin on the date of lapse.

  Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

  Upon sale, other than to the Company, of shares acquired under a NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. Certain lower rates apply if the shares have been held for longer periods. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

  If an optionee tenders Common Stock (other than statutory option stock) to pay all or part of the exercise price of a NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

  If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

PLAN BENEFITS

  The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named groups under the Plan during the fiscal year ended December 31, 1997.

                                                                      NUMBER OF
      NAME AND POSITION                                               OPTIONS(1)
      -----------------                                               ---------
      Executive Group................................................  378,666
      Non-Executive Director Group...................................   40,000
      Non-Executive Officer Employee Group...........................   33,833

--------
(1) All options granted at fair market value as of the date of grant.

PROPOSED AMENDMENTS

  At the Annual Meeting, the Company's shareholders will be asked to approve amendments to the Plan (i) to increase by 333,333 the number of shares reserved for issuance under the Plan and (ii) to limit the number of shares that may be granted to any participant in any one-year period to 500,000 shares.

REQUIRED VOTE

  Approval of each amendment to the Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          THE AMENDMENTS TO THE PLAN

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP has audited the Company's financial statements since its inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the Annual Meeting is required to approve the appointment of the independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
           APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                             SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company which are intended to be presented at the Company's 1999 meeting of shareholders must be received by the Secretary of the Company no later than February 18, 1999 in order to be included in the proxy soliciting material relating to that meeting.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 8, 1998

                                                                        ANNEX A

                            1995 STOCK OPTION PLAN
                                      OF
                                 DEPOMED, INC.
                                 (AS AMENDED)

1. PURPOSES OF THE PLAN

  The purposes of the 1995 Stock Option Plan (the "Plan") of DepoMed, Inc., a California corporation (the "Company"), are to:

    (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

    (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

    (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

  Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonstatutory options" ("NSOs").

2. ELIGIBLE PERSONS

  Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN

  (a) Number and Source of Shares. Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 1,000,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

  (b) Individual Limitation. The Company may not issue options with a fair market value exercise price as of the date of grant covering in the aggregate more than 500,000 shares of Common Stock to any one participant in any one-year period.

4. ADMINISTRATION

  (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4(b) hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

  (b) From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

  (c) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan;
(vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and
(xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

  (d) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

  (e) With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

5. GRANTING OF OPTIONS; OPTION AGREEMENT

  (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

  (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

  (c) The stock option agreement shall specify whether each Option it evidences is a NSO or an ISO.

  (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

6. TERMS AND CONDITIONS OF OPTIONS

  Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NSOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section
6.3. ISOs shall also be subject to the terms and conditions set forth in
Section 6.3, but not those set forth in Section 6.2.

  6.1. TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All Options granted under this Plan shall be subject to the following terms and conditions:

    6.1.1. Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in
    (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

    6.1.2. Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). If such successor does not agree to assume the Options or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Options will expire upon such event.

    6.1.3. Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

    6.1.4. Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

    6.1.5. Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

    6.1.6. Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

        (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

        (b) Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

    6.1.7. Termination of Employment. If for any reason other than death or disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within one (1) month of the date of such Termination, or such other period of not less than thirty
    (30) days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such one-month period automatically shall be extended until the tenth (10th) day following the last date upon which optionee has any liability under
    Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve (12) months after the death or twelve (12) months after the disability of the optionee, or such other period of not less than six (6) months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

    6.1.8. Repurchase of Stock. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. Such right of repurchase either:

        (a) shall be at the Option exercise price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within the later of (x) 30 days after the acquisition of stock upon exercise of such Option or (y) 90 days after such termination, and (ii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value; or

        (b) shall be at the higher of the Option exercise price or the value (determined as set forth in Section 6.1.11 or as otherwise provided in the grant of Option) of the stock being purchased on the date of termination, and must be exercised for cash or cancellation of purchase money indebtedness within the later of (x) 30 days after the acquisition of stock upon exercise of such Option or (y) 90 days after such termination, and such right shall terminate when the Company's securities become publicly traded.

  Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment as an employee, consultant or director of the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

    6.1.9. Withholding and Employment Taxes. At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (i) deliver a promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, subject to the following limitations:

        (a) Any election pursuant to clause (iii) above by an optionee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or
      (y) shall be made in (or made earlier to take effect in) any ten-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

        (b) Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

  Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

  Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

    6.1.10. Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees, directors or consultants, such Options shall provide that the right of first refusal shall terminate upon the earlier of (i) the closing of the Company's initial registered public offering to the public generally, or (ii) the date ten years after the grant date as set forth in Section 6.1.4.

    6.1.11. Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

        (a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

        (b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

        (c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

    6.1.12. Option Term. Subject to Section 6.3.5, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

    6.1.13. Exercise Price. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently
    Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

  6.2. TERMS AND CONDITIONS TO WHICH ONLY NSOS ARE SUBJECT. Options granted under this Plan which are designated as NSOs shall be subject to the following terms and conditions:

      6.2.1. Exercise Price. Except as set forth in Section 6.1.13, the exercise price of a NSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

  6.3. TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

    6.3.1. Exercise Price. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

    6.3.2. Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

    6.3.3. Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

    6.3.4. Vesting. Notwithstanding any other provision of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, ISOs with lower exercise prices shall vest before ISOs with higher exercise prices, regardless of the grant date.

    6.3.5. Term. Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7. MANNER OF EXERCISE

  (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

  (b) Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP

  Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9. FINANCIAL INFORMATION

  The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

10. CONDITIONS UPON ISSUANCE OF SHARES

  Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

11. NONEXCLUSIVITY OF THE PLAN

  The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12. MARKET STANDOFF

  Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

13. AMENDMENTS TO PLAN

  The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable.

14. EFFECTIVE DATE OF PLAN

  This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

PROXY

                                 DEPOMED, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 JUNE 18, 1998

  The undersigned shareholder of DepoMed, Inc. (the "Company") hereby appoints John W. Shell, John W. Fara and John F. Hamilton and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 21, 1998, at the Annual Meeting of Shareholders of the Company to be held on June 18, 1998 (the "Annual Meeting") at 9:30 a.m. at 366 Lakeside Drive, Foster City, California and any adjournments or postponements thereof.



                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

[X]  Please mark votes as in this example

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS RELATING TO THE ANNUAL MEETING.

1.  To elect as directors, to hold office until
    the next meeting of shareholders and until
    their successors are elected, the five (5)
    nominees listed below:
                                                  Vote FOR all the nominees (except as directed
        John W. Shell, Ph.D.                      to the contrary)                          [_]
        John W. Fara, Ph.D.
        John N. Shell
        G. Steven Burrill                         Vote WITHHELD from all nominees           [_]
        W. Leigh Thompson, M.D., Ph.D.

INSTRUCTIONS:  To withhold vote for any individual nominee, write the nominee's name in the space provided below:

_______________________________________________________________________________________________

2.  To approve an amendment to the 1995 Stock
    Option Plan (the "Plan") to increase the          For           Against           Abstain
    number of shares reserved for issuance            [_]             [_]               [_]
    thereunder.

3.  To approve an amendment to the Plan to
    limit the number of shares that may be granted    For           Against           Abstain
    to any participant in any one-year period.        [_]             [_]               [_]

4.  To ratify the appointment of Ernst &
    Young LLP as independent auditors of the
    Company for the fiscal year ending December       For           Against           Abstain
    31, 1998.                                         [_]             [_]               [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                                                Please sign exactly as name appears hereon.
                                                Joint owners should each sign.  Trustees and
                                                others acting in a representative capacity
                                                should indicate the capacity in which they
                                                sign and give their full title.  If a
                                                corporation, please have an authorized officer
                                                sign and indicate the full corporate name.  If
                                                a partnership, please sign in partnership name
                                                by an authorized person.

                                                Please mark, sign and date this proxy and
                                                return it promptly whether you plan to attend
                                                the meeting or not.  If you do attend, you may
                                                vote in person if you desire.

Signature:  _______________  Date:  _________  Signature:  _________________ Date:  ________
            _______________                                _________________
            _______________                                _________________